UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-22745

American Funds Global High-Income Opportunities Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: February 28 or 29

Date of reporting period: November 30, 2014

Steven I. Koszalka

American Funds Global High-Income Opportunities Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Morgan, Lewis & Bockius LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Schedule of Investments

American Funds Global High-Income Opportunities FundSM
Investment portfolio
November 30, 2014
unaudited
Bonds, notes & other debt instruments 92.24% Corporate bonds & notes 52.53% Health care 8.60%	Principal amount (000)	Value (000)
Centene Corp. 5.75% 2017	$100	$106
Centene Corp. 4.75% 2022	75	76
DJO Finance LLC 7.75% 2018	85	86
DJO Finance LLC 8.75% 2018	225	237
DJO Finance LLC 9.875% 2018	405	429
Endo Pharmaceuticals Holdings Inc. 5.75% 2022[1]	80	82
Forest Laboratories, Inc. 5.00% 2021[1]	100	109
HCA Inc. 3.75% 2019	150	150
INC Research LLC 11.50% 2019[1]	600	675
inVentiv Health Inc, Term Loan B4, 7.75% 2018[2,3,4]	150	150
inVentiv Health Inc. 9.00% 2018[1]	400	413
inVentiv Health Inc. 11.00% 2018[1]	178	149
inVentiv Health Inc. 12.00% 2018[1,2,5]	256	236
Kinetic Concepts, Inc. 10.50% 2018	175	194
Kinetic Concepts, Inc. 12.50% 2019	125	139
Ortho-Clinical Diagnostics Inc. 6.625% 2022[1]	140	131
PRA Holdings, Inc. 9.50% 2023[1]	90	99
Tenet Healthcare Corp., First Lien, 4.75% 2020	275	280
VPI Escrow Corp. 6.375% 2020[1]	275	286
VWR Funding, Inc. 7.25% 2017	250	263
		4,290
Industrials 8.07%
AAF Holdings LLC 12.75% 2019[1,2,5]	100	98
ADT Corp. 4.125% 2019	150	150
AECOM Technology Corp. 5.75% 2022[1]	30	31
Altegrity, Inc. 9.50% 2019[1]	350	335
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	250	215
BE Aerospace, Inc. 5.25% 2022	275	307
Brunswick Rail Finance Ltd. 6.50% 2017	250	149
Builders Firstsource 7.625% 2021[1]	100	104
CEVA Group PLC 7.00% 2021[1]	100	97
Euramax International, Inc. 9.50% 2016	250	235
Far East Capital Limited SA 8.75% 2020[1]	350	164
Gates Global LLC, Term Loan B, 4.25% 2021[2,3,4]	125	124
HD Supply, Inc. 5.25% 2021[1]	75	77
Navios Maritime Acquisition Corp. and Navios Acquisition Finance (US) Inc. 8.125% 2021[1]	200	205
Navios Maritime Holdings Inc. 7.375% 2022[1]	200	194
Navios Maritime Holdings Inc. and Navios Maritime Finance II (US) Inc. 8.125% 2019	300	286
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 2022[1]	150	152
Nortek Inc. 8.50% 2021	525	567
Ply Gem Industries, Inc. 6.50% 2022	175	170
R.R. Donnelley & Sons Co. 7.25% 2018	159	176
American Funds Global High-Income Opportunities Fund — Page 1 of 8

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
R.R. Donnelley & Sons Co. 7.875% 2021	$50	$56
R.R. Donnelley & Sons Co. 7.00% 2022	125	135
		4,027
Consumer discretionary 7.25%
Boyd Gaming Corp. 9.00% 2020	750	800
Burger King Corp. 6.00% 2022[1]	225	232
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 5.50% 2022	100	101
Delta 2 (Formula One), Term Loan B, 4.75% 2021[2,3,4]	75	75
Delta 2 (Formula One), Term Loan B, 7.75% 2022[2,3,4]	100	100
DISH DBS Corp. 4.625% 2017	200	208
DISH DBS Corp. 4.25% 2018	200	204
General Motors Financial Co. 3.00% 2017	200	204
Grupo Televisa, SAB 7.25% 2043	MXN2,000	124
Guitar Center, Inc. 9.625% 2020[1]	$125	84
Laureate Education, Inc. 9.25% 2019[1]	200	208
MGM Resorts International 8.625% 2019	200	229
NCL Corp. Ltd. 5.00% 2018	250	252
Neiman Marcus Group LTD Inc. 8.00% 2021[1]	125	134
Neiman Marcus Group LTD Inc. 8.75% 2021[1,2,5]	75	81
Sotheby’s Holdings, Inc. 5.25% 2022[1]	200	193
Standard Pacific Corp. 5.875 2024	150	152
VTR Finance BV 6.875% 2024[1]	225	237
		3,618
Telecommunication services 7.14%
Digicel Group Ltd. 8.25% 2020	250	257
Digicel Group Ltd. 6.00% 2021[1]	200	197
Frontier Communications Corp. 6.875% 2025	200	202
MetroPCS Wireless, Inc. 6.25% 2021	125	129
MetroPCS Wireless, Inc. 6.625% 2023	125	130
Millicom International Cellular SA 4.75% 2020[1]	500	487
Millicom International Cellular SA 6.625% 2021[1]	200	212
NII Capital Corp. 10.00% 2016[6]	450	167
NII Capital Corp. 7.875% 2019[1,6]	300	220
NII Capital Corp. 11.375% 2019[1,6]	250	185
Numerical Group SA, First Lien, 4.875% 2019[1]	300	298
Sprint Nextel Corp. 7.00% 2020	575	592
T-Mobile US, Inc. 6.731% 2022	100	104
Trilogy International Partners, LLC 10.25% 2016[1]	375	384
		3,564
Energy 6.91%
Alpha Natural Resources, Inc. 6.00% 2019	300	144
American Energy (Marcellus), Term Loan A, 8.50% 2021[2,3,4]	25	23
American Energy (Permian Basin) 7.125% 2020[1]	175	143
American Energy (Permian Basin) 7.375% 2021[1]	75	61
American Energy (Woodford LLC), 9.00% 2022[1]	100	84
Arch Coal, Inc. 7.25% 2021	500	185
CONSOL Energy Inc. 8.25% 2020	225	238
Jupiter Resources Inc. 8.50% 2022[1]	175	152
NGPL PipeCo LLC 7.119% 2017[1]	75	78
NGPL PipeCo LLC 9.625% 2019[1]	25	27
Odebrecht Offshore Drilling Finance Ltd. 6.75% 2022[1,3]	191	188
American Funds Global High-Income Opportunities Fund — Page 2 of 8

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Odebrecht Offshore Drilling Finance Ltd., First Lien, 6.625% 2023[1,3]	$195	$191
Peabody Energy Corp. 6.00% 2018	350	335
Petróleos Mexicanos 6.50% 2041	250	291
Sabine Pass Liquefaction, LLC 5.625% 2021	400	411
Sabine Pass Liquefaction, LLC 5.75% 2024	200	203
Samson Investment Co. 9.75% 2020	200	117
Teekay Corp. 8.50% 2020	350	397
Tesoro Logistics LP 6.25% 2022[1]	175	179
		3,447
Materials 6.47%
ArcelorMittal 7.25% 2041[2]	300	303
CEMEX Finance LLC 9.375% 2022	500	572
First Quantum Minerals Ltd. 6.75% 2020[1]	254	245
First Quantum Minerals Ltd. 7.00% 2021[1]	254	248
FMG Resources 6.00% 2017[1]	250	238
JMC Steel Group Inc. 8.25% 2018[1]	550	553
LSB Industries, Inc. 7.75% 2019	150	160
Rayonier Advanced Materials Inc. 5.50% 2024[1]	270	252
Reynolds Group Inc. 9.875% 2019	225	244
Ryerson Inc. 11.25% 2018	167	178
Tembec Industries Inc. 9.00% 2019[1]	125	125
Walter Energy, Inc. 9.875% 2020	275	80
Walter Energy, Inc. 8.50% 2021	125	33
		3,231
Financials 3.76%
BBVA Bancomer SA 6.50% 2021	200	222
CIT Group Inc. 5.00% 2017	225	235
CIT Group Inc. 3.875% 2019	100	101
Crescent Resources 10.25% 2017[1]	400	434
Icahn Enterprises Finance Corp. 6.00% 2020	150	157
iStar Financial Inc., Series B, 9.00% 2017	125	140
iStar Financial Inc. 4.875% 2018	200	198
Realogy Corp. 9.00% 2020[1]	350	387
		1,874
Information technology 3.35%
Alcatel-Lucent USA Inc. 4.625% 2017[1]	300	304
First Data Corp. 14.50% 2019[1,5]	41	43
First Data Corp. 11.75% 2021	130	151
First Data Corp. 8.75% 2022[1,2,5]	125	135
Freescale Semiconductor, Inc. 5.00% 2021[1]	250	247
NXP BV and NXP Funding LLC 3.75% 2018[1]	475	480
Serena Software, Inc. Term Loan B 7.50% 2020[2,3,4]	150	151
SRA International, Inc. 11.00% 2019	150	161
		1,672
American Funds Global High-Income Opportunities Fund — Page 3 of 8

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities 0.98%	Principal amount (000)	Value (000)
AES Corp. 8.00% 2017	$25	$28
AES Corp. 5.50% 2024	100	103
Emgesa SA ESP 8.75% 2021	COP300,000	147
NRG Energy, Inc. 6.625% 2023	$200	210
		488
Total corporate bonds & notes		26,211
Bonds & notes of governments & government agencies outside the U.S. 39.71%
Argentina (Republic of) 7.00% 2017	500	463
Brazil (Federal Republic of) 10.00% 2017	BRL1,000	374
Brazil (Federal Republic of) 6.00% 2045[7]	2,526	1,007
Colombia (Republic of), Series B, 6.00% 2028	COP1,520,000	627
Colombia (Republic of) Global 4.375% 2021	$450	481
Colombia (Republic of) Global 9.85% 2027	COP1,230,000	728
Croatian Government 6.375% 2021	$200	222
Dominican Republic 7.45% 2044[1]	225	254
Gabonese Republic 6.375% 2024[3]	200	207
Ghana (Republic of) 8.50% 2017	350	370
Greek Government 2.00%/3.00% 2023[8]	€110	97
Greek Government 2.00%/3.00% 2024[8]	110	95
Greek Government 2.00%/3.00% 2025[8]	110	91
Greek Government 2.00%/3.00% 2026[8]	110	87
Greek Government 2.00%/3.00% 2027[8]	110	84
Greek Government 2.00%/3.00% 2028[8]	110	82
Greek Government 2.00%/3.00% 2029[8]	110	80
Greek Government 2.00%/3.00% 2030[8]	110	78
Greek Government 2.00%/3.00% 2031[8]	110	77
Greek Government 2.00%/3.00% 2032[8]	110	76
Greek Government 2.00%/3.00% 2033[8]	110	76
Greek Government 2.00%/3.00% 2034[8]	110	75
Greek Government 2.00%/3.00% 2035[8]	110	74
Greek Government 2.00%/3.00% 2036[8]	110	73
Greek Government 2.00%/3.00% 2037[8]	110	73
Greek Government 2.00%/3.00% 2038[8]	110	73
Greek Government 2.00%/3.00% 2039[8]	110	73
Greek Government 2.00%/3.00% 2040[8]	110	73
Greek Government 2.00%/3.00% 2041[8]	110	73
Greek Government 2.00%/3.00% 2042[8]	110	73
Hungarian Government 5.375% 2023	$494	542
Hungarian Government, Series 25B, 5.50% 2025	HUF54,420	259
Indonesia (Republic of) 7.875% 2019	IDR5,640,000	468
Indonesia (Republic of) 8.375% 2034	7,300,000	618
Iraq (Republic of) 5.80% 2028[3]	$700	623
Ivory Coast Governement 5.75%, 2032[3]	650	634
Kenya (Republic of) 6.875% 2024[1]	400	429
Lithuania (Republic of) 6.625% 2022	200	244
Nigeria (Republic of) 6.375% 2023	450	473
Peru (Republic of) 5.70% 2024	PEN300	104
Peru (Republic of) 7.35% 2025	$150	200
Philippines (Republic of) 4.95% 2021	PHP16,000	372
Philippines (Republic of) 7.75% 2031	$125	180
Portuguese Government 5.65% 2024	€955	1,456
Russian Federation 5.00% 2020	$400	400
American Funds Global High-Income Opportunities Fund — Page 4 of 8

unaudited
Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Slovenia (Republic of) 5.50% 2022	$500	$561
Slovenia (Republic of) 5.85% 2023[1]	500	571
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR4,025	373
Sri Lanka (Republic of) 6.25% 2021	$250	268
Turkey (Republic of) 9.50% 2022	TRY1,500	743
Turkey (Republic of) 6.875% 2036	$425	534
United Mexican States Government 2.50% 2020[7]	MXN8,383	619
United Mexican States Government, Series M20, 10.00% 2024	13,000	1,232
United Mexican States Government Global, Series A, 4.00% 2023	$200	211
Uruguay (Republic of) 4.25% 2027[3,7]	UYU14,430	623
Venezuela (Republic of) 9.25% 2027	$400	228
Zambia (Republic of) 8.50% 2024[1]	475	536
		19,817
Total bonds, notes & other debt instruments (cost: $48,607,000)		46,028
Convertible stocks 0.77% Industrials 0.77%	Shares
CEVA Group PLC, Series A-2, 2.23% convertible preferred[9,10]	231	208
CEVA Group PLC, Series A-1, 3.23% convertible preferred[9]	145	174
Total convertible stocks (cost: $427,000)		382
Common stocks 0.19% Industrials 0.19%
CEVA Group PLC[1,9,11]	106	96
Total common stocks (cost: $124,000)		96
Short-term securities 4.81%	Principal amount (000)
Bank of New York Mellon Corp. 0.07% due 12/1/2014[1]	$ 1,200	1,200
BASF AG 0.10% due 12/15/2014[1]	700	700
BNZ International Funding Ltd. 0.10% due 12/3/2014[1]	500	500
Total short-term securities (cost: $2,400,000)		2,400
Total investment securities 98.01% (cost: $51,558,000)		48,906
Other assets less liabilities 1.99%		994
Net assets 100.00%		$49,900
American Funds Global High-Income Opportunities Fund — Page 5 of 8

unaudited
Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $3,487,000 over the prior eight-month period.
			Contract amount		Unrealized appreciation (depreciation) at 11/30/2014 (000)
	Settlement date	Counterparty	Receive (000)	Deliver (000)
Sales:
Colombian pesos	12/18/2014	Barclays Bank PLC	$704	COP1,520,000	$21
Euros	12/15/2014	HSBC Bank	$1,119	€900	(1)
					$20

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $15,869,000, which represented 31.80% of the net assets of the fund.
[2]	Coupon rate may change periodically.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $623,000, which represented 1.25% of the net assets of the fund.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[6]	Scheduled interest and/or principal payment was not received.
[7]	Index-linked bond whose principal amount moves with a government price index.
[8]	Step bond; coupon rate will increase at a later date.
[9]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $478,000, which represented .96% of the net assets of the fund.
[10]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
[11]	Security did not produce income during the last 12 months.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
CEVA Group PLC, Series A-2, 2.23% convertible preferred	12/14/2012	$280	$208.42%
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
American Funds Global High-Income Opportunities Fund — Page 6 of 8

unaudited
Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts
When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.
American Funds Global High-Income Opportunities Fund — Page 7 of 8

unaudited
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At November 30, 2014, all of the fund’s investments were classified as Level 2.
Federal income tax information	(dollars in thousands)

Gross unrealized appreciation on investment securities	$1,267
Gross unrealized depreciation on investment securities	(3,917)
Net unrealized depreciation on investment securities	(2,650)
Cost of investment securities	51,556

Key to abbreviations and symbol
BRL = Brazilian reais
COP = Colombian pesos
€ = Euros
HUF = Hungarian forints
IDR = Indonesian rupiah
MXN = Mexican pesos
PEN = Peruvian nuevos soles
PHP = Philippine pesos
TRY = Turkish lira
UYU = Uruguayan pesos
ZAR = South African rand
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-038-0115O-S42130	American Funds Global High-Income Opportunities Fund — Page 8 of 8

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in our internal control over financial reporting during the quarter ended November 30, 2014, which were identified in connection with management's evaluation required by paragraph (d) of Rule 13a-15 and 15d-15 under the Exchange Act, that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting, other than as provided below.

Effective November 10, 2014, the American Funds Global High-Income Opportunities Fund’s investment adviser implemented a new accounting system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the American Funds Global High-Income Opportunities Fund’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS GLOBAL HIGH-INCOME OPPORTUNITIES FUND

By /s/ Robert H. Neithart
Robert H. Neithart, President and Principal Executive Officer

Date: January 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Robert H. Neithart
Robert H. Neithart, President and Principal Executive Officer

Date: January 28, 2015

By /s/ Karl C. Grauman
Karl C. Grauman, Treasurer and Principal Financial Officer

Date: January 28, 2015